                  OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

                    Supplement dated August 1, 2003 to the
                      Prospectus dated January 24, 2003

Effective August 29, 2003, the Prospectus is changed as follows:

1.   The name of the Fund is Oppenheimer Quest International Value Fund,
     Inc.  All references to Oppenheimer Quest Global Value Fund, Inc. are deleted and replaced with Oppenheimer Quest International Value Fund,
     Inc.

2.   All references to "portfolio managers" is deleted and replaced with
     "portfolio manager."

3.   The second sentence of the first paragraph on page 1 is deleted and replaced with the following:

         It uses an international investment strategy primarily involving common stocks and other equity securities.

4.   The second sentence of the first paragraph under the heading "What Does the Fund Mainly Invest In?" on page 3 is deleted and replaced with the following:

         Under normal market conditions, the Fund invests primarily in the common stocks of companies that are domiciled outside the U.S. or have their primary operations outside of the U.S.

5.   The last sentence of the first paragraph under the heading "Risks of
     Investing in Stocks." on page 4 is deleted and replaced with the following:

         In particular, because the Fund buys foreign stocks, it could be effected by changes in foreign stock markets.

6.   The last sentence of the first paragraph under the heading "Risks of
     Investing." on page 4 is deleted and replaced with the following:

         The Fund can invest as much as 100% of its assets in foreign securities.

7.   The following is added as the last sentence of the first paragraph of the section under the heading "The Fund's Past Performance." on page 6

         Prior to August 29, 2003 the Fund used a global investment style.

8.   The "Average Annual Total Returns" table and footnotes on page 7 are deleted and replaced with the following:

-------------------------------------------------------------------------------------
Average Annual Total Returns                       5 Years            10 Years
for the periods ended                            (or life of         (or life of
December 31, 2002                  1 Year         class, if less)    class, if less)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class A Shares (inception
7/2/90)                            -22.44%           -0.89%             7.16%
                                   -22.44%           -2.60%             5.27%
  Return Before Taxes
  Return After Taxes on            -13.67%           -0.73%             5.54%
  Distributions
  Return After Taxes on
  Distributions and Sale of
  Fund Shares
-------------------------------------------------------------------------------------
MSCI EAFE Index (reflects no
deduction for fees, expenses
or taxes)                          -15.66%           -2.61%             4.31%1
-------------------------------------------------------------------------------------

Class B Shares (inception
9/1/93)                            -22.33%           -0.55%             5.83%
-------------------------------------------------------------------------------------

Class C Shares (inception
9/1/93)                            -19.11%           -0.28%             5.57%
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------

Class N Shares (inception          -18.74           -15.29%              N/A
3/1/01)
-------------------------------------------------------------------------------------
1  From 12/31/91.

The Fund's average annual total returns include applicable sales charges: for
Class A, the current maximum initial sales charge of 5.75%; for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for
Class C and Class N, the 1% contingent deferred sales charge for the 1-year period (for Class C) and life of class (for Class N). Because Class B shares convert to Class A shares 72 months after purchase, Class B "life-of-class"
performance does not include any contingent deferred sales charge and uses
Class A performance for the period after conversion. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the Fund's Class A shares is compared to the Morgan Stanley
Capital International EAFE (Europe, Australia, Far East) Index, an unmanaged index that is widely recognized as a measure of international stock performance. Prior to August 29, 2003, the Fund used a global investment style and compared its performance to the Morgan Stanley Capital
International World Index.  The index performance includes reinvestment of income but does not reflect transaction costs. The Fund's investments vary from those in the index.

9.   The second paragraph under the heading "About the Fund's Investments The
     Fund's Principal Investment Policies" on page 9 is deleted and replaced with the following:

        The Fund's  investment  Manager,  OppenheimerFunds,  Inc., has engaged the Sub-Advisor,  OpCap Advisors, to select securities for the  Fund's  portfolio.  The  Sub-Advisor  tries to reduce risks by  carefully  researching  securities  before  they are purchased and by  diversifying  the Fund's  investments.  That means the Fund does not hold a  substantial  percentage of the stock  of any one  company  and does not  invest  too  great a percentage  of its assets in any one company.  Also,  the Fund does not  concentrate  25% or more of its  investments  in any one  industry.  The Fund may  invest  10% of its assets in the securities of U.S. issuers.

10.  The first  sentence of the first  paragraph  under the heading "Stock and
     Other Equity  Investments"  on page 10 is deleted and  replaced  with the following:

        The Fund invests primarily in a diversified portfolio of common stocks and other equity securities of foreign issuers.

11.  The paragraph under the heading "Portfolio Managers" under the section
     "How the Fund is Managed" on page 13 is deleted and replaced with the following:

        Portfolio  Manager.  The  portfolio  manager  of the Fund is Elisa
        Mazen  (since  March  2000).  She is employed by the  Sub-Advisor.
        Ms. Mazen is  responsible  for the  day-to-day  management  of the
        Fund's   portfolio.   Ms.   Mazen  is  a  Managing   Director   of
        Oppenheimer   Capital,   the  immediate   parent  company  of  the
        Sub-Advisor,  and has  been a  portfolio  manager  at  Oppenheimer
        Capital since 1994.

12.  The  following  is  added  as  the  second  sentence  under  the  heading
     "Financial Highlights" on page 31:

        During these time periods, the Fund used a global investment style.

August 1, 2003                                                 PS0254.029

                   OPPENHEIMER QUEST GLOBAL VALUE FUND, INC.

                    Supplement dated August 1, 2003 to the
          Statement of Additional Information dated January 24, 2003

Effective August 29, 2003, the Statement of Additional Information is changed as follows:

1.    The name of the Fund is Oppenheimer Quest International Value Fund,
     Inc.  All references to Oppenheimer Quest Global Value Fund, Inc. are deleted and replaced with Oppenheimer Quest International Value Fund,
     Inc.

2.    The last sentence of the first paragraph on page 50 under the heading
      "Morningstar Ratings" is deleted and replaced with the following:

            The Fund is rated among foreign stock funds.

August 1, 2003                                                 PX0254.013